[GRAPHIC]


[BROWN BROTHERS HARRIMAN LOGO]

PROSPECTUS
OCTOBER 28, 2002

BBH U.S. TREASURY MONEY FUND
BBH MONEY MARKET FUND
BBH TAX EXEMPT MONEY FUND
BBH TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

                                                          PAGE
Investment Objective                                        3

Principal Investment Strategies                             3

Principal Risk Factors                                      6

Fund Performance                                            9

Fees and Expenses of the Funds                             13

Investment Adviser                                         15

Shareholder Information                                    17

Financial Highlights                                       24

Additional Information                                     28

The BBH Funds are a mutual fund family that offer a variety of investment goals and strategies. The Funds offered within this prospectus are: BBH U.S. Treasury Money Fund, BBH Money Market Fund, BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund, all of which are former portfolios of The 59 Wall Street Trust.


INVESTMENT OBJECTIVE


The investment objective of the BBH U.S. Treasury Money Fund and the BBH Money Market Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the BBH Tax Exempt Money Fund is to provide investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the BBH Tax Free Short/Intermediate Fixed Income Fund is to provide investors with as high a level of income exempt from federal income tax as is consistent with minimizing price fluctuations in NAV and maintaining liquidity. Each Fund's investment objective may only be changed with shareholder approval.


PRINCIPAL INVESTMENT
STRATEGIES

BBH U.S. TREASURY MONEY FUND


The Investment Adviser of the BBH U.S. Treasury Money Fund invests only in securities issued by the U.S. Treasury and backed as to principal and interest payments by the full faith and credit of the United States of America and repurchase agreements collateralized by such securities. These securities are issues of the U.S. Treasury, such as bills, notes and bonds as well as other full faith and credit obligations of the U.S. Government and repurchase agreements collateralized by such securities.

BBH MONEY MARKET FUND


The BBH Money Market Fund invests all of its assets in the BBH U.S. Money Market Portfolio, an investment company that has the same investment objective as the Fund. The Investment Adviser invests all of the assets of the BBH U.S. Money Market Portfolio in short-term securities denominated in U.S. dollars which, at the time of purchase, are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (NRSROs) (e.g., Moody's Investors Service, Standard & Poor's Corporation and Fitch Ratings). The instruments in which the Investment Adviser may invest include U.S. Government securities and obligations of U.S. and non-U.S. banks (such as certificates of deposit and fixed time deposits), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities and bonds issued by U.S. corporations. The BBH U.S. Money Market Portfolio invests at least 80% of its assets in securities issued in the U.S.


BBH TAX EXEMPT MONEY FUND


The Investment Adviser invests at least 80% of the BBH Tax Exempt Money Fund's assets in municipal securities the interest on which is exempt from federal income tax and alternative minimum tax. The Investment Adviser invests all of the BBH Tax Exempt Money Fund's assets in securities which, at the time of purchase, are either (1) rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs; or (2) if unrated, are of comparable quality as determined by or under the direction of the BBH Tax Exempt Money Fund's Board of Trustees; or (3) do not

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carry a short-term rating but fall within the maturity parameters of the BBH Tax
Exempt Money Fund and carry a long-term debt rating within the two highest debt rating categories by at least two NRSROs. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. Additionally, municipal securities may be guaranteed by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. The
Investment Adviser may invest more than 25% of the BBH Tax Exempt Money Fund's total assets in tax-exempt securities that finance similar projects, such as those relating to education, health care, transportation and utilities.


BBH TAX FREE SHORT/INTERMEDIATE
FIXED INCOME FUND


The Investment Adviser invests at least 80% of the BBH Tax Free Short/Intermediate Fixed Income Fund's assets in fixed income municipal securities the interest on which is exempt from federal income tax and alternative minimum tax. The Investment Adviser invests all of the BBH Tax Free Short/Intermediate Fixed Income Fund's assets in securities which, at the time of purchase, are rated within the three highest rating categories by at least two (unless only rated by one) NRSROs or, if unrated, are of comparable quality as determined by or under the direction of the BBH Tax Free Short/Intermediate Fixed Income Fund's Board of Trustees. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. The securities in which the Investment Adviser invests may include municipal bonds, notes, commercial paper, variable and floating rate instruments and when-issued and delayed delivery securities. The dollar weighted average maturity of the BBH Tax Free

Short/Intermediate Fixed Income Fund's portfolio is expected to be approximately three years.

PRINCIPAL RISK FACTORS

The principal risks of investing in each Fund are described below. A shareholder may lose money by investing in the Funds. Market Risk, Interest Rate Risk and Credit Risk discussed below are applicable to each Fund and the Portfolio.

MARKET RISK:

The price of a debt security will fluctuate in response to changes in interest rates.

INTEREST RATE RISK:

The amount of income paid to the shareholder by each Fund will fluctuate depending on day-to-day variations in short-term interest rates. In general, the prices of debt securities fall when interest rates rise. The Tax Free Short/Intermediate Fixed Income Fund invests in longer term obligations which are usually more sensitive to interest rate changes than the shorter-term obligations in which the money market funds invest.

CREDIT RISK:

Credit risk refers to the likelihood that an issuer will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Entities providing credit support, or a maturity-shortening structure, also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If a security's structure fails to function as intended, the security could become taxable or decline in value. Because the BBH Tax Exempt Money Fund and the BBH Tax Free Short/Intermediate Fixed Income Fund may invest their assets in municipal securities of issuers financing similar type projects, each Fund may be adversely affected by a particular economic or political event affecting that type project. Because the BBH U.S. Money Market Portfolio invests a significant portion of its assets in bank obligations, the value of these investments and the net assets of the Portfolio could decline more dramatically as a result of adverse events affecting the bank industry.


FOREIGN INVESTMENT RISK:

Because the BBH U.S. Money Market Portfolio invests in securities issued by non-U.S. banks, the Portfolio is subject to additional risks on these securities such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets. There may be rapid changes in the values of these securities.

INVESTMENTS IN EACH FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF EACH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE BBH MONEY MARKET FUND, BBH U.S. TREASURY MONEY FUND AND BBH TAX EXEMPT MONEY FUND SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN EACH FUND.

FUND PERFORMANCE

The bar chart and table below give an indication of the risks of investing in the BBH U.S. Treasury Money Fund, BBH Money Market Fund, BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund. The bar chart shows changes in each Fund's performance from year to year. The table shows how the BBH Tax Free Short/Intermediate Fixed Income Fund's average annual returns for the periods indicated compared to those of the Lehman Brothers 3-Year Municipal Index and the Bond Buyer One-Year Note Index, each a broad-based market index. The Lehman Brothers 3-Year Municipal Index was issued after January 1, 1991 with a minimum credit rating of at least Baa. It was issued as part of a deal of at least $50 million, and invests in securities with a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. The Bond Buyer One-Year
Note Index is an unmanaged index of municipal bonds with a maturity range of 1-year. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index. The Investment Adviser has decided to eliminate the Bond Buyer One-Year Note Index as a benchmark for the Fund because the Lehman Brothers 3-Year Municipal Index is more representative of the Fund's maturity range.

For current yield information, please call 1-800-625-5759 toll free, or contact your account representative. When you consider this information, please remember that a Fund's performance (Before and After Taxes in the case of the BBH Tax Free Short/Intermediate Fixed Income Fund) in past years is not an indication of how a Fund will do in the future.

As of September 30, 2002 the BBH U.S. Treasury Money Fund, BBH Money Market Fund, BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund had year-to-date returns of 0.97%, 1.08%, 0.72%, and 4.66%, respectively.

                           BBH U.S.TREASURY MONEY FUND
                       TOTAL RETURNS (% PER CALENDAR YEAR)

[CHART]


           1992         3.34%
           1993         2.60%
           1994         3.42%
           1995         5.16%
           1996         4.72%
           1997         4.76%
           1998         4.63%
           1999         4.06%
           2000         5.41%
           2001         3.63%


                              BBH MONEY MARKET FUND
                       TOTAL RETURNS (% PER CALENDAR YEAR)

[CHART]


           1992         3.60%
           1993         2.81%
           1994         3.65%
           1995         5.59%
           1996         5.02%
           1997         5.16%
           1998         5.06%
           1999         4.80%
           2000         6.00%
           2001         3.75%

                          BBH TAX EXEMPT MONEY FUND
                      TOTAL RETURNS (% PER CALENDAR YEAR)

[CHART]


           2000         3.32%
           2001         2.27%


                BBH TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                       TOTAL RETURNS (% PER CALENDAR YEAR)

[CHART]


           1993         5.91%
           1994         0.30%
           1995         7.17%
           1996         2.57%
           1997         3.98%
           1998         4.60%
           1999         0.83%
           2000         4.36%
           2001         5.52%

HIGHEST AND LOWEST RETURNS (QUARTERLY 1993-2002)


                                  HIGHEST RETURN                LOWEST RETURN
                                 ----------------             -----------------
                                          QUARTER                      QUARTER
                                            ENDED                        ENDED
                                          -------                      --------
BBH U.S. Treasury Money Fund     1.40%     Dec-00              0.31%    Jun-02

BBH Money Market Fund            1.57%    Sept-00              0.35%    Jun-02

BBH Tax Exempt Money Fund        0.87%    Sept-00              0.21%   Sept-02

BBH Tax Free Short/Intermediate
  Fixed Income Fund              2.47%     Mar-95             (0.94)%   Mar-94



AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2001)


                                       1 YEAR      5 YEAR     10 YEARS                LIFE
OF FUND
                                       ------      ------     --------
------------
BBH U.S. Treasury Money Fund*           3.63%       4.50%       4.18%        4.23% (since
3/12/91)
BBH Money Market Fund*                  3.75%       4.96%       4.54%       5.87% (since
12/12/83)
BBH Tax Exempt Money Fund               2.27%          NA          NA        2.83% (since
2/22/99)
BBH Tax Free Short/Intermediate
  Fixed Income Fund (Return
  Before Taxes)                         5.52%       3.98%          NA        4.15% (since
7/23/92)
  Return After Taxes on
   Distributions**                      4.13%       2.58%          NA        2.75% (since
7/23/92)
  Return After Taxes on
   Distributions and Sale of
   Fund Shares**                        3.38%       2.49%          NA        2.64% (since
7/23/92)
  Lehman Brothers 3-Year
   Municipal Index                      6.59%       5.08%          NA        4.96% (since
7/23/92)
  Bond Buyer One-Year Note Index        4.76%       3.77%          NA        3.60% (since
7/23/92)


* Total returns are subject to federal income taxes at the Stockholders marginal tax rate, which may be as high as 39.6%.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of State and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE
FUNDS

The tables below describe the fees and expenses1 that an investor may pay if that investor buys and holds shares of the Funds.

SHAREHOLDER FEES

(Fees paid directly from an Investor's account)

                                                                ALL FUNDS
                                                                ---------
Maximum Sales Charge (Load) Imposed on Purchases                  None
Maximum Deferred Sales Charge (Load)                              None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends       None
Redemption Fee                                                    None
Exchange Fee                                                      None



ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets as a percentage of average net assets)


                                                                                      BBH
TAX FREE SHORT/
                                  BBH U.S. TREASURY      BBH MONEY   BBH TAX EXEMPT
INTERMEDIATE FIXED
                                         MONEY FUND    MARKET FUND       MONEY
FUND           INCOME FUND
                                  -----------------    -----------   --------------
-------------------
Management Fees                           0.15%           0.10%
0.15%                 0.25%

Distribution (12b-1) Fees                 None            None
None                  None

Total Other Expenses                      0.41            0.41
0.40                  0.59
                                        -------         ------
------                ------
     Administration Fee          0.100%        0.13%          0.10%           0.15%
Shareholder Servicing/
     Eligible Institution Fee    0.225         0.25           0.25            0.25
     Other Expenses              0.085         0.03           0.05            0.19
                               -------       ------         ------          ------
Total Annual Fund Operating
     Expenses                             0.56%           0.51%
0.55%(2)              0.84%
                                        =======         ======
======                ======


(1) The expenses shown for the BBH Money Market Fund include the expenses of the BBH U.S. Money Market Portfolio.

(2) The annual fund operating expenses have been restated for the past fiscal year for purposes of this table to reflect fees currently in effect.

EXAMPLE

The example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Funds for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the Investor's costs would be:


                                                                              BBH TAX FREE
                                                                        SHORT/INTERMEDIATE
                BBH U.S. TREASURY        BBH MONEY    BBH TAX EXEMPT          FIXED INCOME
                     MONEY MARKET   MARKET FUND(3)        MONEY FUND                  FUND
                     ------------   --------------        ----------                  ----
1 year                        $57              $52               $56                   $86

3 years                      $179             $164              $176                  $268

5 years                      $313             $285              $307                  $466

10 years                     $701             $640              $689                $1,037


(3)  The example above reflects the expenses of both the Fund and the Portfolio.

INVESTMENT ADVISER

The Investment Adviser to the BBH U.S. Treasury Money Fund, BBH Tax Exempt Money Fund, BBH Tax Free Short/Intermediate Fixed Income Fund and BBH U.S. Money Market Portfolio is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 140 Broadway, New York, NY 10005.

The Investment Adviser provides investment advice and portfolio management services to the Funds and the Portfolio. Subject to the general supervision of the Trustees, the Investment Adviser makes the day-to-day investment decisions, places the purchase and sale orders for the portfolio transactions, and generally manages the investments. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At September 30, 2002, it managed total assets of approximately $35 billion.

A team of individuals manages the assets of all four Funds on a day-to-day basis. This team includes Mr. Jeffrey A. Schoenfeld, Mr. Glenn E. Baker, Mr. Greg S. Steier, Mr. John Ackler, Ms. Debra L. Crovicz and Mr. John C.G. Brownlie. Mr. Schoenfeld holds a B.A. from the University of California, Berkley and a M.B.A from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman in 1984. Mr. Baker holds a B.S. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in

1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Ackler holds a B.S. from Philadelphia University and a M.B.A. from Lehigh University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1999. Prior to joining Brown Brothers Harriman, he worked for Nomura Asset Management USA Inc. from 1998 to 1999 and from 1992 to 1998 he worked for CoreStates Bank, N.A. Ms. Crovicz holds a B.B.A. from George Washington University. She joined Brown Brothers Harriman in 1997. Prior to joining Brown Brothers Harriman, she worked for Republic National Bank. Mr. Brownlie holds a B.A. from Wheaton College. He joined Brown Brothers Harriman in 1995.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Investment Adviser, under the Investment Advisory Agreements, the Funds pay the Investment Adviser the following annual fees, computed daily and payable monthly:

                                                     PERCENTAGE
                                                     OF AVERAGE
                                                          DAILY
                                                     NET ASSETS
                                                     ----------
BBH U.S. Treasury Money Fund                              0.15%
BBH U.S. Money Market Portfolio                           0.10%
BBH Tax Exempt Money Fund                                 0.15%
BBH Tax Free Short/Intermediate Fixed Income Fund         0.25%

SHAREHOLDER
INFORMATION

NET ASSET VALUE

The Trust normally determines the NAV of each Fund every day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. The BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund each normally calculate their NAV once daily at noon, Eastern time. The BBH U.S. Money Market Portfolio, BBH Money Market Fund and the BBH Tax Free Short/Intermediate Fixed Income Fund each normally calculate their NAV once daily at 4:00 p.m., Eastern time. NAV is the value of a single share of a Fund.

It is anticipated that the NAV per share of the BBH Money Market Fund, BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

The Trust values the assets of the BBH U.S. Treasury Money Fund, BBH Tax Exempt Money Fund and the BBH U.S. Money Market Portfolio at amortized cost, which is approximately equal to market value. The Trust values the assets in the BBH Tax Free Short/Intermediate Fixed Income Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets of the BBH Tax Free Short/ Intermediate Fixed Income Fund are valued at fair value in accordance with procedures established by the Trustees of the Trust.

PURCHASE OF SHARES

The Trust offers shares of each Fund on a continuous basis at its NAV without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the

NAV is calculated. The Trust then executes purchases of Fund shares at the NAV per share next determined after the Trust receives the purchase order, including acceptable payment for such order. Shares of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund are entitled to dividends declared on the day the Trust executes the purchase order on the books of the Trust. Shares of the BBH Tax Free Short/Intermediate Fixed Income Fund are entitled to dividends declared on the next business day following the day the Trust executes the purchase order on the books of the Trust.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through Brown

Brothers Harriman, the Funds' Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. The Trust executes all purchase orders for initial and subsequent purchases at the NAV per share next determined after the Trust's Custodian, Brown Brothers Harriman, has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. The Funds' Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund of $100,000 and a minimum subsequent purchase requirement for each Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

REDEMPTION OF SHARES

The Trust executes your redemption request at the next NAV calculated after the Trust receives your redemption request. Shares of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund continue to earn daily dividends declared prior to the business day that the Trust executes the redemption request on the books of the Trust. Shares of the BBH Tax Free Short/Intermediate Fixed Income Fund continue to earn dividends declared through the business day that the Trust executes the redemption request on the books of the Trust.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Trust pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Trust by submitting a redemption request in good order to the Trust through the Shareholder Servicing Agent. The Trust pays proceeds resulting from such redemption directly to shareholders of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund generally on the day the redemption request is executed. The Trust pays proceeds resulting from such redemption directly to shareholders of the BBH Tax Free Short/Intermediate Fixed Income Fund generally on the next business day after the redemption request is executed.

A shareholder redeeming shares should be aware that the NAV of the shares of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

REDEMPTIONS BY THE TRUST

The Shareholder Servicing Agent has established a minimum account size of $100,000 for the Funds, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Trust may redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Trust notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Trust may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

DIVIDENDS AND DISTRIBUTIONS

The net income and short-term capital gains and losses of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund, if any, are declared as a dividend daily and paid monthly. All of the BBH Tax Free Short/Intermediate Fixed Income Fund's net investment income and a discretionary portion of any net short-term capital gains are declared as a dividend daily and paid monthly.

Determination of each Fund's net income is made each business day immediately prior to the determination of the NAV per share of each Fund. Net income for days other than such business days is determined at the time of the determination of the NAV per share of each Fund on the immediately preceding business day.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund, shares purchased through submission of a purchase order prior to noon, Eastern time on such a business day begin earning dividends on that business day. For the BBH Money Market Fund, shares purchased through submission of a purchase order prior to 4:00 p.m., Eastern time on such a business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. For the BBH Tax Free Short/Intermediate Fixed Income Fund, shares purchased through submission of a purchase order prior to 4:00 p.m., Eastern time on such a business day begin earning dividends on the next business day. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.

Such shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. There are no sales charges for the reinvestment of dividends.

Substantially all of the BBH Tax Free Short/Intermediate Fixed Income Fund's realized net long-term capital gains, if any, are declared and paid to shareholders on an annual basis as a capital gains distribution. The Trust may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

TAXES

Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the BBH U.S. Treasury Money Fund and BBH Money Market Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

The BBH Tax Exempt Money Fund and BBH Tax Free Short/Intermediate Fixed Income Fund expect that most of their net income will be attributable to interest on municipal obligations and as a result most of the Funds' dividends to shareholders will not be taxable. The non-exempt portion of dividends are taxable to shareholders of the Funds as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

The BBH Tax Free Short/Intermediate Fixed Income Fund's capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help an investor understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report along with the Funds' financial statements, are included in the annual report, which is available upon request.


                                                              BBH U.S. TREASURY MONEY FUND

------------------------------------------------------------------
                                                              For the years ended June 30,

------------------------------------------------------------------
                                              2002          2001          2000
1999          1998
                                           ----------    ----------    ----------
----------    ----------
Net asset value, beginning of year            $1.00         $1.00         $1.00
$1.00         $1.00
Income from investment operations:
  Net investment income                        0.02          0.05          0.05
0.04          0.05
Dividends to shareholders from net
  investment income                           (0.02)        (0.05)        (0.05)
(0.04)        (0.05)
                                           ----------    ----------    ----------
----------    ----------
Net asset value, end of year                  $1.00         $1.00         $1.00
$1.00         $1.00
                                           ==========    ==========    ==========
==========    ==========
Total return                                   1.95%         5.20%         4.75%
4.15%         4.78%
Ratios/ Supplemental Data:(1)
  Net assets, end of year
    (000's omitted)                        $188,010      $186,039      $134,425
$193,222      $194,694
  Ratio of expenses to average
     net assets                                0.56%(1)      0.55%         0.57%
0.62%         0.56%
  Ratio of net investment income to
     average net assets                        1.91%         5.00%         4.68%
4.07%         4.70%

--------------

(1) The ratio of expenses to average net assets for the year ended June 30, 2002 reflects fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.56%.

                                                              BBH U.S. TREASURY MONEY FUND

------------------------------------------------------------------
                                                              For the years ended June 30,

------------------------------------------------------------------
                                              2002          2001          2000
1999          1998
                                           ----------    ----------    ----------
----------    ----------
Net asset value, beginning of year            $1.00         $1.00         $1.00
$1.00         $1.00
Income from investment operations:
  Net investment income                        0.02          0.05          0.05
0.05          0.05
Dividends to shareholders from net
  investment income                           (0.02)        (0.05)        (0.05)
(0.05)        (0.05)
                                           ----------    ----------    ----------
----------    ----------
Net asset value, end of year                  $1.00         $1.00         $1.00
$1.00         $1.00
                                           ==========    ==========    ==========
==========    ==========
  Total return                                 1.95%         5.20%         4.75%
4.15%         4.78%
Ratios/ Supplemental Data:(1)
  Net assets, end of year
    (000's omitted)                      $1,381,937    $1,449,742     $1,421,98
$1,074,741      $937,790
  Ratio of expenses to average
     net assets                                0.51%         0.52%         0.53%
0.53%         0.55%
  Ratio of net investment income to
     average net assets                        2.08%         5.43%         5.29%
4.66%         5.11%


------------


(1) Ratios include the Fund's share of Portfolio income, expenses paid by the Portfolio and the expense offset arrangement, as appropriate.

                                                                           BBH TAX EXEMPT
MONEY FUND

----------------------------------------------------------------------

For the

period from

February 22,

1999

(commence-

ment of
                                                            For the year ended June
30,                  operations) to

-----------------------------------------------         June 30,
                                                       2002               2001
2000             1999
                                                    ----------         ----------
----------     -----------------

Net asset value, beginning of period                  $1.00              $1.00
$1.00              $1.00
Income from investment operations:
   Net investment income                               0.01
0.03               0.03               0.01
Dividends to shareholders from
   net investment income                              (0.01)             (0.03)
(0.03)             (0.01)
                                                    ----------         ----------
----------     -----------------
Net asset value, end of period                        $1.00              $1.00
$1.00              $1.00
                                                    ==========         ==========
==========     =================
   Total return(1)                                     1.40%
3.20%              3.05%              1.03%
Ratios/ Supplemental Data:
   Net assets, end of period (000's omitted)       $414,143           $199,398
$173,050            $14,654
   Ratio of expenses to average net assets(2)          0.53%(2)
0.65%              0.65%              0.65%(3)
   Ratio of net investment income to average
     net assets                                        1.28%
3.17%              3.24%              2.63%(3)


---------------


(1) Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return would be as follows:


Expenses paid by the Fund              -      0.62%     0.62%      1.23%(3)
Expense offset arrangement             -      0.03%     0.03%      0.05%(3)
Net expenses                           -      0.65%     0.65%      1.28%(3)
Total return                           -      3.20%     3.05%      0.40%


(2) The ratio of expenses to average net assets for the year ended June 30, 2002 reflects fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.55%.

(3) Annualized.

                                                                        BBH TAX FREE
SHORT/INTERMEDIATE
                                                                               FIXED INCOME
FUND

---------------------------------------------------------------------------------
                                                                           For the years
ended June 30,

---------------------------------------------------------------------------------
                                                         2002
2001              2000             1999          1998
                                                   --------------     -------------
-------------     -----------    -----------

Net asset value, beginning of year                      $10.53            $10.24
$10.30           $10.40        $10.33
Income from investment operations:
   Net investment income                                  0.31
0.35              0.34             0.35          0.36
   Net realized and unrealized
     gain (loss) on investments                           0.22
0.29             (0.06)           (0.10)         0.07
Less dividends and distributions:
   From net investment income                            (0.31)
(0.35)            (0.34)           (0.35)        (0.36)
   From net realized gains                               (0.02)
-                 -                -             -
                                                   --------------     -------------
-------------     -----------    -----------
Net asset value, end of year                            $10.73            $10.53
$10.24           $10.30        $10.40
                                                   ==============     =============
=============     ===========    ===========
Total return                                              5.14%
6.37%             2.88%            2.44%         4.25%
Ratios/ Supplemental Data:
   Net assets, end of year
     (000's omitted)                                   $82,365           $64,592
$78,381          $75,719       $80,160
   Ratio of expenses to average net assets:
     Net expenses paid by Fund                            0.83%
0.77%             0.85%            0.82%         0.78%
     Expense offset arrangement                           0.01%
0.06%             0.03%            0.01%         0.02%
     Total expenses                                       0.84%
0.83%             0.88%            0.83%         0.80%
   Ratio of net investment income to
     average net assets                                   2.90%
3.36%             3.29%            3.37%         3.49%
   Portfolio turnover rate                                  94%
45%               22%              44%           20%

ADDITIONAL INFORMATION

BBH MONEY MARKET FUND

INVESTMENT STRUCTURE. The Trust seeks to achieve the investment objective of the BBH Money Market Fund by investing all of the Fund's assets in the BBH U.S. Money Market Portfolio, a diversified open-end investment company having the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the BBH U.S. Money Market Portfolio on the same terms and conditions as the Fund. However, these other investors may have different operating expenses which may generate different aggregate performance results. The Trust may withdraw the Fund's investment in the BBH U.S. Money Market Portfolio at any time as a result of changes in the BBH U.S. Money Market Portfolio's investment objective, policies or restrictions or if the Board of Trustees determines that it is otherwise in the best interests of the Fund to do so.

U.S. GOVERNMENT SECURITIES. The BBH U.S. Money Market Portfolio may invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States.

BANK OBLIGATIONS. The BBH U.S. Money Market Portfolio may invest in U.S. dollar-denominated high quality securities. These securities include negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof. The BBH U.S. Money Market Portfolio's investments also include obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches. (The BBH U.S. Money Market Portfolio may only invest in obligations of such non-U.S. banks if such bank has more than $500 million in total assets).

COMMERCIAL PAPER. The BBH U.S. Money Market Portfolio may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the BBH U.S. Money Market Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The BBH U.S. Money Market Portfolio always receives as collateral securities which are eligible securities for the BBH U.S. Money Market Portfolio to purchase.

OTHER OBLIGATIONS. Assets of the BBH U.S. Money Market Portfolio may be invested in bonds and asset-backed securities with maturities not exceeding thirteen months, issued by U.S. corporations.

BBH TAX EXEMPT MONEY FUND AND BBH TAX FREE
SHORT/INTERMEDIATE FIXED INCOME FUND

The following information describes the securities each Fund may purchase, the interest on which is exempt from federal income tax and the alternative minimum tax. However, other such securities not mentioned below may be purchased for each Fund if they meet the quality and maturity guidelines set forth in each Fund's investment policies.

MUNICIPAL BONDS. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. The BBH Tax Exempt Money Fund may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

- General Obligation Bonds -- bonds backed by the municipality's pledge of full faith, credit and taxing power.

- Revenue Bonds -- bonds backed by the revenue of a specific project, facility or tax. These include municipal water, sewer and power utilities; transportation projects; education or housing facilities; industrial development and resource recovery bonds.

- Refunded Bonds -- general obligation or revenue bonds that have been fully secured or collateralized by an

  "escrow fund" consisting of U.S. Government obligations that can adequately meet interest and principal payments.

- Lease Obligation Bonds -- bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds.

- Asset-Backed Bonds -- bonds secured by interests in pools of municipal purchase contracts, financing leases and sales agreements. These obligations are collateralized by the assets purchased or leased by the municipality.

- Zero Coupon Bonds -- securities issued at a discount from their face value that pay all interest and principal upon maturity.

- Participation Certificates -- variable rate demand instruments that the BBH Tax Exempt Money Fund may invest in include Participation Certificates purchased by such Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt municipal obligations (expected to be focused in Revenue Bonds) owned by such institutions or affiliated organizations. A participation certificate represents the sale by the bank of an undivided interest in a municipal obligation it owns. These certificates may be supported by a bank letter of credit or guarantee.

OTHER FEDERAL TAX-EXEMPT OBLIGATIONS -- Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the BBH Tax Exempt Money Fund would be consistent with such Fund's Investment Objectives, Investment Strategies, and permissable under Rule 2a-7 under the Investment Company Act of 1940 as amended.

STAND-BY COMMITMENTS -- When the BBH Tax Exempt Money Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price with same day settlement.

MUNICIPAL NOTES. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of less than one year. These securities include:

- Tax and Revenue Anticipation Notes -- notes issued in expectation of future taxes or revenues.
- Bond Anticipation Notes -- notes issued in anticipation of the sale of long-term bonds.

MUNICIPAL COMMERCIAL PAPER -- obligations issued to meet short-term working capital or operating needs.

VARIABLE AND FLOATING RATE INSTRUMENTS -- securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.

MORE INFORMATION ON THE FUNDS IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Funds' performance, lists portfolio holdings and contains a letter from the Funds' Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected each Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about each Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone                        Call 1-800-625-5759

By mail write to the Funds' Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number 811-03779

                         [BROWN BROTHERS HARRIMAN LOGO]
















                                      -28-

PGHLIB-BBH RTag  USTMF SAI.doc-
November 1, 2002  11:21 AM

                       STATEMENT OF ADDITIONAL INFORMATION
                          BBH U.S. TREASURY MONEY FUND
             (formerly, The 59 Wall Street U.S. Treasury Money Fund)

                  40 Water Street, Boston, Massachusetts 02109

                                October 28, 2002


     BBH U.S. Treasury Money Fund (the "Fund") is a separate diversified series of BBH Trust (the "Trust"), which is organized as a Massachusetts business trust on June 7, 1983 and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a type of mutual fund commonly known as a money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that the investment objective of the Fund will be achieved. The Fund pursues its investment objective by investing in short-term obligations backed as to principal and interest payments by the full faith and credit of the United States of America. Although investments held for the Fund are issued by the U.S. Government, an investment in the Fund is not insured or guaranteed by the U.S. Government.

     The Annual Report of the Fund dated June 30, 2002 has been filed with the Securities and Exchange Commission (SEC) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

     Brown  Brothers  Harriman  is  the  investment  adviser  of the  Fund
(the "Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 28, 2002, as supplemented from time to time, a copy of which may be obtained from the Trust at the address noted above.



                                Table of Contents

                                                                       Page

Investments
         Investment Objective and Policies  .  .  .  .  .               3
         Investment Restrictions   .  .  .  .  .  .  .  .               4
Management
         Trustees and Officers   .  .  .  .  .                          6
         Investment Adviser  .  .  .  .  .  .  .  .  .  .              15
         Administrator.  .  .  .  .  .  .  .  .  .  .  .               16
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .              17
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions            17-18
         Custodian, Transfer and Dividend Disbursing
         Agent                                                         19
         Independent Auditors                                          19
Net Asset Value.  .  .                                                 19
Computation of Performance   .  .  .  .  .  .  .                       21
Purchases and Redemptions                                              22
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                       23
Description of Shares  .  .  .  .  .  .  .  .  .                       24
Portfolio Brokerage Transactions .  .  .  .                            26
Additional Information. . . . . . . . . . . . . . .                    27
Financial Statements   .  .  .  .  .  .  .  .  .                       28




                        INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

     The Fund invests only in securities issued by the U.S. Treasury and backed as to principal and interest payments by the full fiath and credit of the United States of America and repurchase agreements collateralized by such seucrities. The Fund will provide shareholders with at least 60 days notice of any changes in its investment policy as required by Rule 35d-1. This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

Treasury Receipts
     Assets of the Fund are not invested in stripped securities issued by any entity other than the U.S. Treasury.

Repurchase Agreements
     Repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time will assets of the Fund be invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book entry transfer to the account of Brown Brothers Harriman (the "Custodian"). If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Reverse Repurchase Agreements
     Reverse repurchase agreements may also be entered into for the Fund, although the current intention is not to do so.


Loans of Portfolio Securities
     Securities  of the Fund  may be  loaned  if such  loans  would  be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Trust in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In
addition,   all  facts  and  circumstances,   including  the creditworthiness
of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Trust or Brown Brothers Harriman

INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information").

     Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Trust, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares
while   effecting  an  orderly liquidation of portfolio  securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained;

     (3) write, purchase or sell any put or call option or any combination thereof;

     (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its total net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its total assets are invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph 6 below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6)  knowingly   invest  in  securities  which  are  subject  to  legal
or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the its total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry; or

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

     The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies and instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental Restrictions. The Fund may not as a matter of operating policy (except that the Fund may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held;
(ii) invest more than 5% of the Fund's assets in repurchase agreements although it is the intention of the Adviser to do so only when other means of efficiently investing cash flows are unavailable; or (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities. These policies are non-fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

                                   MANAGEMENT

TRUSTEES OF THE TRUST

      Information pertaining to the Trustees and executive officers of the Trust is set forth below.

------------------------------------------------------------------------------------------
Name, Address,     Position(s)Term of    Principal           Number of   Other
and Age            Held with  Office#    Occupation(s)       Funds in    Trustee/Directorships
                   the Trust  and        During Past 5 Years Fund        Held
                              Length of                      Complex
                              Time                           Overseen
                              Served                         by Trustee^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
"Interested"
Trustees:
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V. Shields  Chairman   Since 1990 Managing Director,  12          None
Jr.* (aged 64) -   of the                Chairman and Chief
Shields &          Board and             Executive Officer
Company, 140       Trustee               of Shields &
Broadway, New                            Company
York, NY 10005                           (registered
                                         broker-dealer and
                                         member of New York
                                         Stock Exchange);
                                         Chairman of
                                         Capital Management
                                         Associates, Inc.
                                         (registered
                                         investment
                                         adviser); Vice
                                         Chairman and
                                         Trustee of New
                                         York Racing
                                         Association;
                                         Director of
                                         Flowers
                                         Industries, Inc.
                                         (diversified food
                                         company).


------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
"Independent"
Trustees: **
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard    Trustee    Since 1993 Vice Chairman -     12          Director of Old
(aged 67) - the                          Finance/Operations              Westbury Funds
Interpublic Group                        and CFO (May 1995               (5)
of Companies,                            - February 2000)
Inc., 20 Marshall                        and Special
Street, Suite                            Advisor (March
210, S. Norwalk,                         2000 - Present),
CT 06854                                 The Interpublic
                                         Group of
                                         Companies, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard Carpenter  Trustee    Since 1999 Retired; Director   12          None
(aged 69) - 10820                        of Investments,
North La Quinta                          Pennsylvania
Drive, Tucson, AZ                        Public School
85737                                    Employees'
                                         Retirement System
                                         (until December
                                         1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Clifford A. Clark  Trustee    Since 1999 Retired.            12          None
(aged 72) - 42
Clowes Drive,
Falmouth, MA 02540
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Felman    Trustee    Since 1990 Retired; Chairman   12          Director of
(aged 62) - 3                            and CEO of AT&T                 Dreyfus Mutual
Tall Oaks Drive,                         Investment                      Funds (59 Funds)
Warren, NJ 07059                         Management
                                         Corporation (until
                                         May 1997);
                                         Director of
                                         Jeffrey Co. (1992
                                         to present);
                                         Director of QMED
                                         (1999 to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory     Trustee    Since 1999 Retired; Director   12          None
(aged 70) -                              of Brown Brothers
Greenway Farm,                           Harriman Ltd.
Tockenham,                               (subsidiary of
Swindon,                                 Brown Brothers
Wiltshire, SN4                           Harriman & Co.)
7PP England                              (until December
                                         2001); Director of
                                         Old Daily Equity
                                         Fund Saddlery
                                         (1992 to present);
                                         Advisor, RAF
                                         Central Fund (1992
                                         to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy       Trustee    Since 1993 Private Investor.   12          None
(aged 63) - 4111
Clear Valley
Drive, Encino, CA
91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.          Trustee    Since 1992 Retired; Executive  12          None
Miltenberger                             Vice President and
(aged 64) -                              Chief Financial
Richard K. Mellon                        Officer of Richard
& Sons, P.O. Box                         K. Mellon and Sons
RKM, Ligonier, PA                        (private
15658                                    foundation  until
                                         June 1998); Vice
                                         President and
                                         Treasurer of
                                         Richard King
                                         Mellon Foundation
                                         (until June 1998);
                                         Trustee, R.K.
                                         Mellon Family
                                         Trusts (since
                                         1981); General
                                         Partner, Mellon
                                         Family Investment
                                         Company IV, V and
                                         VI; Director of
                                         Aerostructures
                                         Corporation
                                         (aircraft
                                         manufacturer)
                                         (since 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Timothy J.         President  Since 2002 President of BBH    N/A         N/A
Connelly (aged                           Common Settlement
43) - 59 Wall                            Fund, Inc., BBH
Street, New York,                        Common Settlement
NY 10005                                 Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Partner
                                         (since January
                                         2001) and Managing
                                         Director (since
                                         October 1996) of
                                         Brown Brothers
                                         Harriman & Co.
                                         ("BBH & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.         Vice       Since 2002 Vice President,     N/A         N/A
Martins (aged 36)  President,            Treasurer,
- 59 Wall Street,  Treasurer,            Principal
New York, NY 10005 Principal             Accounting
                   Accounting            Officer, Principal
                   Officer               Financial Officer
                   and                   and Principal
                   Principal             Financial Officer
                   Financial             of BBH Common
                   Officer               Settlement Fund,
                                         Inc., BBH Common
                                         Settlement Fund
                                         II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Vice
                                         President (since
                                         April 2002) and
                                         Assistant Vice
                                         President (since
                                         December 1996) of
                                         BBH & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones      Secretary  Since 2002 Secretary of BBH    N/A         N/A
(aged 49) - 1001                         Common Settlement
Liberty Avenue,                          Fund, Inc., BBH
Pittsburgh, PA                           Common Settlement
15222-3779                               Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Counsel,
                                         ReedSmith, LLP
                                         (since October
                                         2002); Corporate
                                         Counsel January
                                         1997 to September
                                         2002 and Vice
                                         President January
                                         1999 to September
                                         2002 of Federated
                                         Services Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain   Vice       Since 2002 Vice President of   N/A         N/A
(aged 43) - 1001   President             BBH Common
Liberty Avenue,                          Settlement Fund,
Pittsburgh, PA                           Inc., BBH Common
15222-3779                               Settlement Fund
                                         II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Senior Vice
                                         President,
                                         Federated Services
                                         Company (since
                                         November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin   Vice       Since 2002 Vice President of   N/A         N/A
(aged 42) - 1001   President             BBH Common
Liberty Avenue,                          Settlement Fund,
Pittsburgh, PA                           Inc., BBH Common
15222-3779                               Settlement Fund
                                         II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Vice
                                         President of
                                         Federated Services
                                         Company (since
                                         November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari     Assistant  Since 2002 Assistant           N/A         N/A
(aged 39) - 1001   Secretary             Secretary of BBH
Liberty Avenue,                          Common Settlement
Pittsburgh, PA                           Fund, Inc., BBH
15222-3779                               Common Settlement
                                         Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Partner,
                                         ReedSmith, LLP
                                         (since October
                                         2002); Vice
                                         President (March
                                         1996 to September
                                         2002) and Senior
                                         Corporate Counsel
                                         (July 1998 to
                                         September 2002) of
                                         Federated
                                         Investors, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn    Assistant  Since 2002 Assistant           N/A         N/A
(aged 36) - 59     Secretary             Secretary of BBH
Wall Street, New                         Common Settlement
York, NY 10005                           Fund, Inc., BBH
                                         Common Settlement
                                         Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Associate,
                                         BBH & Co. (since
                                         April 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith      Assistant  Since 2002 Assistant           N/A         N/A
(age 37) - 59      Treasurer             Treasurer of BBH
Wall Street, New                         Common Settlement
York, NY 10005                           Fund, Inc., BBH
                                         Common Settlement
                                         Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Assistant
                                         Vice President
                                         (since September
                                         2001), Associate
                                         (September
                                         2000-August 2001)
                                         and Senior Analyst
                                         (June 1999 -
                                         August 2000) of
                                         BBH & Co.;
                                         Manager, Fund
                                         Administration,
                                         State Street Bank
                                         and Trust Company
                                         (June 1997 - May
                                         1999).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gregory Lomakin    Assistant  Since 2002 Assistant           N/A         N/A
(aged 37) - 59     Treasurer             Treasurer of BBH
Wall Street, New                         Common Settlement
York, NY 10005                           Fund, Inc., BBH
                                         Common Settlement
                                         Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Assistant
                                         Vice President
                                         (since September
                                         2001), and
                                         Associate (May
                                         1992-April 1998).
------------------------------------------------------------------------------------------


# Each Trustee holds office until he or she attains the age of 70 (72, in the case of Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Trust's Declaration of Trust. All Officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).
^ The Fund Complex consists of the Trust, BBH Fund, Inc., BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The BBH Fund, Inc., which has eight series, and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.


* Mr. Shields is an "interested person" of the Trust because of his affiliation with a registered broker-dealer.
** As defined under "Board of Trustees" below.




BOARD OF TRUSTEES

      The Board of Trustees, in addition to supervising the actions of the Trust's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the member of the Board of Trustees who are not "interested persons" thereof (as defined in the 1940 Act) (the "Independent Directors") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Trustees are assisted in this process by independent legal counsel.

      The Independent Trustees serve on an Audit Committee that selects the independent public accounts for the Funds and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Funds that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held five meetings during the last fiscal year.

                     Trustee Equity Ownership As Of 12/31/01

---------------------------------------------------------------------------
Name of Trustee           Dollar Range of Equity   Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Joseph V. Shields, Jr.    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Clifford A. Clark         None                     $50,001-$100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------


      As of September 30, 2002, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust, and to the knowledge of the Trust, no person owned beneficially more than 5% of the outstanding shares of the Fund except Joseph C. McNay who owned 24,057,201 shares (13.2%).

      As of September 30, 2002, the Partners of Brown Brothers Harriman and their immediate families owned 7,559,939 (4.15%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 19,996,362 (10.97%) shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.



COMPENSATION

      Each member of the Board of Trustees receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation and BBH Trust, respectively, and each active BBH HubSM Portfolio (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive an additional $2,000 per year. In addition, each series of the Corporation and BBH Trust, and each such Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.



Trustee Compensation For Fiscal Year Ended 8/31/02

---------------------------------------------------------------------------
Name of         Aggregate      Pension or     Estimated      Total
Person,         Compensation   Retirement     Annual         Compensation
Position        from Fund      Benefits       Benefits upon  from Fund
                               Accrued as     Retirement     Complex^
                               Part of Fund                  paid to
                               Expenses                      Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Joseph V.       $1,592         None           None           $41,500
Shields, Jr.,
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P.       $1,426         None           None           $35,500
Beard, Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L.      $1,450         None           None           $36,500
Carpenter,
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Clifford A.     $1,426         None           None           $35,500
Clark, Director
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P.        $1,450         None           None           $36,500
Feldman,
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus        $1,426         None           None           $35,500
Ivory, Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy,   $1,426         None           None           $35,500
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D.       $1,450         None           None           $36,500
Miltenberger,
Trustee
---------------------------------------------------------------------------


^  See corresponding note to "Trustees" table, above.


** As of May 26, 2001.




      Because of the services rendered to the Trustee by the Investment Adviser and the Administrator, the Trust requires no employees other than its officers, and the officers receive no compensation from the Trust or the Fund.


INVESTMENT ADVISER

     Under its Investment Advisory Agreement with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman provides investment
advice and portfolio   management  services  to  the  Fund.  In  this  regard,
it   is  the responsibility  of Brown  Brothers  Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund and to manage, generally, the Fund's investments.

     The Investment Advisory Agreement between Brown Brothers Harriman and the Trust is dated February 12, 1991, as amended and restated November 1, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940
Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Trust (see "Additional Information").

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended June 30, 2002, 2001 and 2000, the Fund incurred $314,937, $360,933 and $253,594, respectively,  for advisory services.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant  to a license  agreement  between  the  Trust  and Brown
Brothers Harriman dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "BBH". The agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "BBH".

ADMINISTRATOR

     Brown Brothers Harriman Trust Company, LLC acts as Administrator of the Trust. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as Administrator, Brown Brothers Harriman Trust Company, LLC administers all aspects of the Trust's operations, subject to the supervision of the Trust's Trustees. Except as otherwise noted, Brown Brothers Harriman Trust Company, LLC, at its own exepnse, is responsible for (i) providing the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust;
(ii) overseeing the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and
Dividend Disbursing Agent; (iii) providing the Trust with adequate office space and communications and other facilities; and (iv) preparing and/or arranging for the preparation, but not paying for, the periodic updating of
the  Trust's  registration   statement  and  the  Fund's prospectus,  the
printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the SEC.

     The Administration Agreement between the Trust and Brown Brothers Harriman Trust Company, LLC (dated November 1, 1993 and amended and restated January 1, 2001) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory
Agreement.   The Independent   Trustees  of  the  Trust  most   recently
approved the Trust's Administration Agreement on November 9, 2001. The agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust (see "Additional Information") on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC, and by Brown Brothers Harriman Trust Company, LLC on 90 days' written notice to the Trust.

     The administrative fee paid to Brown Brothers Harriman Trust Company, LLC is calculated daily and payable monthly at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended June 30, 2002, 2001 and 2000 , the Fund incurred $209,958, $241,289 and $169,063, respectively,  for administrative services.

     Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 59 Wall Street, New York, New York 10005. The Sub-administrators' sub-administrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such
sub-administrative   services,   each Sub-administrator  receives such
compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.

DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are
located at 5800 Corporate Drive,  Pittsburgh,   Pennsylvania 15237-7000.  The
Distributor's Contract dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and
(ii) by  Edgewood  on ninety (90) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

     The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

ELIGIBLE INSTITUTIONS

     The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Fund's Custodian. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value (NAV), net investment income and dividend payable.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).

NET ASSET VALUE

     The NAV of each of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas.) This determination of NAV of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the NAV of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust employs specific investment policies and procedures to accomplish this result.

     The Fund's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the Fund's portfolio securities fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold.

     Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of its shareholders. The use of amortized cost valuations for the Fund is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Fund's shareholders, the Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share; (ii) the procedures include periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the net asset value per share using amortized cost and the NAV per share based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees will take such steps as they consider appropriate, such as changing the dividend policy, shortening the average portfolio maturity, realizing gains or losses, establishing a NAV per share by using available market quotations, or reducing the value of the Fund's outstanding shares, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

     Such conditions also generally require that: (i) investments for the Fund be limited to instruments which the Trustees determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained appropriate to the Fund's objective of maintaining a stable NAV of $1.00 per share and no instrument is purchased with a remaining maturity of more than 13 months; (iii) the Fund's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

COMPUTATION OF PERFORMANCE

     The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. The Fund's current yield for the seven-day calendar period ended June 30, 2002 was 1.19%. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the Fund's effective annualized  yield for the  seven-day  calendar  period  ended June 30,  2002 was 1.19%.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held for the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's "yield" and "effective yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Funds' investment results as used in such communications are calculated in a manner set forth below.

     The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

PURCHASES AND REDEMPTIONS

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     Redemptions   from  the  Fund  are  processed  once  a  completed
account application with a certified taxpayer identification number has been received.

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     A shareholder redeeming shares should be aware that the net asset value of the Fund's shares may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

FEDERAL TAXES

     Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

     To maintain a constant $1.00 per share NAV, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

     Other Taxes. Assets of the Fund are invested in direct obligations of the U.S. Government, the interest from which is specifically exempted from state and local income taxes when held directly by taxpayers. All states by legislation or regulation allow the character of interest income from direct obligations of the U.S. Government received by a regulated investment company organized as a series of a Massachusetts business trust, such as the Fund, to pass through to shareholders. However, a shareholder of the Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Fund's income which is derived from repurchase agreements to the extent practicable. The Trust intends to advise shareholders of the proportion of the Fund's dividends which is derived from interest on direct obligations of the U.S. Government.

     Shareholders are urged to consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid from the Fund which is derived from interest on direct obligations of the U.S. Government.

     Other Information. Dividends of net income and net short-term gains, if any, are taxable to shareholders of the Fund as ordinary income, whether
such dividends  are  paid  in  cash  or  reinvested  in  additional   shares.
These distributions are not eligible for the dividends-received deduction allowed to corporate shareholders.

     Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to
consult their tax advisors   regarding   specific   questions   relevant   to
their   particular circumstances.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 40 Water Street, Boston, Massachusetts 02109; its telephone number is (800) 625-5759. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of four series.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50%
of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon
application  and  submission of certain   specified   documents  to  the
Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

     Stock certificates are not issued by the Trust.

     The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.

     The  Trust is an  entity  of the type  commonly  known as a
"Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk
of  a  shareholder's   incurring  financial  loss  because  of shareholder
liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trust  may,  in the  future,  seek to  achieve  the  Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other
investment   company  would  be  less  than  or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

     It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

     However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to (a) any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     Brown Brothers Harriman, as Investment Adviser, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.


     Although the Fund generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing
unaudited financial statements and annual reports containing financial statements audited by the independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed herewith may be examined at the office of the SEC in Washington, D.C. or by calling
1-202-942-8090. Additionally, this information is available   on   the
EDGAR   database   at  the   SEC's   internet   site   at http://www.sec.gov.
A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo.sec.gov.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

     A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.


FINANCIAL STATEMENTS

     The Annual Report of the Fund dated June 30, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act andRule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.







28



                       STATEMENT OF ADDITIONAL INFORMATION
                            BBH TAX EXEMPT MONEY FUND
                (formerly, The 59 Wall Street Tax Exempt Fund)

                  40 Water Street, Boston, Massachusetts 02109

                                October 28, 2002


     BBH Tax Exempt Money Fund (the "Fund") is a separate diversified series of BBH Trust (the "Trust") which is organized as a Massachusetts business trust on June 7, 1983, and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").
The Fund is a type of mutual fund commonly known as a tax exempt money market fund. The Fund is designed to be a cost effective and convenient means of making substantial investments in tax exempt money market instruments. The Fund's investment objective is to achieve as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. There can be no assurance that the investment objective of the Fund will be achieved.

     The Annual Report of the Fund for the fiscal year ended June 30, 2002 has been filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

     Brown  Brothers  Harriman  is  the  investment  adviser  of the  Fund
(the
"Investment Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October
28, 2002, as supplemented from time to time, a copy of which may be obtained from the Trust at the address noted above.



                                Table of Contents

                                                                       Page

Investments
         Investment Objective and Policies  .  .  .  .  .              3
         Investment Restrictions   .  .  .  .  .  .  .  .              7
Management
         Trustees and Officers   .  .  .  .  .                         9
         Investment Adviser  .  .  .  .  .  .  .  .  .  .              13
         Administrator.  .  .  .  .  .  .  .  .  .  .  .               14
         Distributor   .  .  .  .  .  .  .  .  .  .  .  .              15
         Shareholder Servicing Agent,
         Financial Intermediaries and Eligible Institutions            16-17
         Custodian, Transfer and Dividend Disbursing
         Agent                                                         17
         Independent Auditors                                          18
Net Asset Value.  .  .                               .                 18
Computation of Performance   .  .  .  .  .  .  .                       19
Purchases and Redemptions                                              20
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .                       21
Description of Shares  .  .  .  .  .  .  .  .  .                       23
Portfolio Brokerage Transactions .  .  .  .                            25
Additional Information. . . . . . . . . . . . . . .                    26
Financial Statements   .  .  .  .  .  .  .  .  .                       26



INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

     The Fund will provide shareholders with at least 60 days notice of any changes in its investment policy as required by Rule 35d-1. This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

     Under normal circumstances the Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and alternative minimum tax.

     Municipal leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities.

     Generally, the Fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

     Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements.
Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis.

     Non-appropriation clauses free the issuer from debt issuance limitations.
If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

     Municipal market disruption risk. The value of municipal  securities may be
affected by  uncertainties  in the municipal  market  related to  legislation
or
litigation  involving  the  taxation of  municipal  securities  or the rights of
municipal securities holders in the event of a bankruptcy. Proposals to restrict
or  eliminate  the  federal  income tax  exemption  for  interest  on municipal
securities are introduced before Congress from time to time.  Proposals also may
be  introduced   before  state   legislatures  that  would  affect  the  state
tax
treatment  of  a  municipal  fund's  distributions.  If  such  proposals  were enacted,
the  availability  of  municipal  securities  and  the  value  of a  municipal fund's
holdings would be affected and the Fund's Boards of Trustees (the "Trustees") would reevaluate the Fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult for the Fund to maintain a stable net asset value ("NAV") per share.

     Education.  In  general,  there are two types of  education-related bonds;
those  issued  to  finance   projects  for  public  and  private   colleges
and
universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans.
Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

     Electric utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations,
(e)
timely and sufficient rate increase, and (f) opposition to nuclear power.

     Health care. The health care industry is subject to regulatory  action by a
number of private and governmental agencies, including federal, state, and local
governmental  agencies.  A major source of revenues for the health care industry
is payments from the Medicare and Medicaid  programs.  As a result, the industry
is sensitive to legislative changes and reductions in governmental  spending for
such programs.  Numerous other factors may affect the industry,  such as general
and  local  economic  conditions;   demand  for  services;  expenses
(including
malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

     Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

     Transportation.   Transportation   debt  may  be  issued  to  finance
the
construction of airports, toll roads, highways, or other transit facilities.
Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

     Water and sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

     Put features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, the Fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature
(purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

     Repurchase   Agreements.   All  repurchase   agreement   transactions
are
collateralized by U.S. Treasury securities and are entered into only with
"primary dealers" (as designated by the Federal Reserve Bank of New York) in
U.S. Government securities. A shareholder of the Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Fund's income which is derived from repurchase agreements to the extent practicable.

     Participation Certificates. A Participation Certificate gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand repurchase feature described below. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation certificates and other variable rate instruments generally will be readjusted. As a result, these instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

     Where the institution  issuing the  participation  does not meet the
Fund's
eligibility  criteria,  the participation is backed by an irrevocable  letter of
credit  or   guaranty   of  a  bank   (which  may  be  the  bank  that  issued
the
Participation  Certification,  a bank  issuing a  confirming  letter of credit to
that of the  issuing  bank,  or a bank  serving as agent of the  issuing  bank with
respect to the  possible  repurchase  of the  certification  of  participation or a
bank serving as agent of the issuer with  respect to the  possible  repurchase of
the  issue)  or   insurance   policy  of  an   insurance   company   that  the
Trustees of the Fund has  determined  meets the prescribed  quality  standards for
the Fund. The Fund has the right to sell the  Participation  Certificate  back to
the  institution  and,  where  applicable,  draw  on  the  letter  of  credit,
Guarantee
or  insurance  after  no more  than 30  days'  notice  either  at any  time or at
specified  intervals  no  exceeding  397  days  (depending  on  the  terms  of the
participation),  for  all or any  part of the  full  principal  amount  of the
Fund's
participation  interest  in the  security,  plus  accrued  interest.  The Fund intends
to  exercise  the  demand  only  (1) upon a  default  under  the  terms of the bond
documents,  (2) as  needed  to  provide  liquidity  to the  Fund in  order  to make
redemptions   of   Fund   shares,   or  (3)  to   maintain   a  high   quality
investment
portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime.

     When-Issued  and  Delayed  Delivery  Securities.   The  Fund  may
purchase
municipal  securities on a when-issued or delayed  delivery basis.  For example,
delivery  and  payment  may  take  place a month or more  after  the date of the
transaction.  The purchase price and the interest rate payable on the securities
are fixed on the transaction  date and the Fund will set aside the assets to pay
for these  securities at the time of the agreement.  The securities so purchased
are  subject to market  fluctuation  and no  interest  accrues to the Fund until
delivery   and  payment   take   place.   At  the  time  the   commitment   to
purchase
securities  for the Fund on a when-issued  or delayed  delivery basis is made, the
transaction  is  recorded  and  thereafter  the  value of such  securities  is reflected
each   day   in   determining   the   Fund's   NAV.   At  the   time   of  its
acquisition,   a  when-issued   security  may  be  valued  at  less  than  the
purchase  price.  Commitments  for such  when-issued  securities are made only
when  there  is  an  intention  of  actually  acquiring  the  securities.   To
facilitate such acquisitions, a segregated account with the Custodian is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     Zero Coupon Bonds. The Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

     Lease Obligation Bonds. The Fund may invest in lease obligation bonds. These are backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts have been developed to allow for government issuers to acquire property without meeting the statutory and constitutional requirements generally required for the issuance of debt

     Variable and Floating Rate Instruments. The Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

INVESTMENT RESTRICTIONS

     The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information").

     As a fundamental policy, at least 80% of the Fund's assets (defined as net assets plus any borrowings for investment purposes) are invested in securities the interest on which is exempt from federal income taxation and alternative minimum tax.

     Except that the Trust may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Trust, with respect to the Fund, may not:

     (1) borrow money or mortgage or hypothecate  its assets,  except that in an
amount not to exceed 1/3 of the current  value of its net assets,  it may borrow
money as a temporary measure for  extraordinary or emergency  purposes and enter
into  repurchase  agreements,  and  except  that  it  may  pledge,  mortgage
or
hypothecate  not more than 1/3 of such assets to secure such  borrowings  (it is
intended that money be borrowed  only from banks and only either to accommodate
requests  for  the  redemption  of  Fund  shares  while   effecting  an
orderly
liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained;

     (3) write, purchase or sell any put or call option or any combination thereof;

     (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its total net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its total assets are invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph 6 below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

     (6)  knowingly   invest  in  securities  which  are  subject  to  legal
or
contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the its total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of its net assets
(taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry; or

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

     The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies and instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the
Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).

     Non-Fundamental  Restrictions.  The Fund may not as a matter  of operating
policy  (except that the Fund may invest all of the Fund's assets in an open-end
investment  company with substantially the same investment  objective, policies
and restrictions as the Fund): (i) purchase securities of any investment company
if such  purchase  at the time  thereof  would  cause more than 10% of its total
assets  (taken at the  greater of cost or market  value) to be  invested  in the
securities of such issuers or would cause more than 3% of the outstanding voting
securities  of any such  issuer to be held;  or (ii)  invest more than 5% of the
Fund's  assets may be  invested  in  repurchase  agreements  although  it is the
intention  of  the  Investment  Adviser  to do  so  only  when  other  means of
efficiently investing cash flows are unavailable;  or (iii) invest more than
10%
of its net assets (taken at the greater of cost or market value) in restricted securities. These policies are non fundamental and may be changed without shareholder approval.

     Percentage and Rating Restrictions. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the
Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

     The Investment Adviser does not currently intend to invest the Fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

                                  MANAGEMENT

TRUSTEES OF THE TRUST

      Information pertaining to the Trustees and executive officers of the Trust is set forth below.



------------------------------------------------------------------------------------------
Name, Address,     Position(s)Term of    Principal           Number of   Other
and Age            Held with  Office     Occupation(s)       Funds in    Trustee/Directorships
                   the Trust  and        During Past 5 Years Fund        Held
                              Length of                      Complex
                              Time                           Overseen
                              Served                         by Trustee^
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
"Interested"
Trustees:
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Joseph V. Shields  Chairman   Since 1990 Managing Director,  12          None
Jr.* (aged 64)     of the                Chairman and Chief
Shields &          Board and             Executive Officer
Company, 140       Trustee               of Shields &
Broadway, New                            Company
York, NY 10005                           (registered
                                         broker-dealer and
                                         member of New York
                                         Stock Exchange);
                                         Chairman of
                                         Capital Management
                                         Associates, Inc.
                                         (registered
                                         investment
                                         adviser); Vice
                                         Chairman and
                                         Trustee of New
                                         York Racing
                                         Association;
                                         Director of
                                         Flowers
                                         Industries, Inc.
                                         (diversified food
                                         company).

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
"Independent"
Trustees: **
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Eugene P. Beard    Trustee    Since 1993 Vice Chairman -     12          Director of Old
(aged 67)                                Finance/Operations              Westbury Funds
The Interpublic                          and CFO (May 1995               (5)
Group of                                 - February 2000)
Companies, Inc.                          and Special
20 Marshall                              Advisor (March
Street Suite 210                         2000 - Present),
S. Norwalk, CT                           The Interpublic
06854                                    Group of
                                         Companies, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Richard Carpenter  Trustee    Since 1999 Retired; Director   12          None
(aged 69)                                of Investments,
10820 North La                           Pennsylvania
Quinta Drive                             Public School
Tucson, AZ 85737                         Employees'
                                         Retirement System
                                         (until December
                                         1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Clifford A. Clark  Trustee    Since 1999 Retired.            12          None
(aged 72)
42 Clowes Drive,
Falmouth, MA 02540
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
David P. Felman    Trustee    Since 1990 Retired; Chairman   12          Director of
(aged 62)                                and CEO of AT&T                 Dreyfus Mutual
3 Tall Oaks                              Investment                      Funds (59 Funds)
Drive, Warren, NJ                        Management
07059                                    Corporation (until
                                         May 1997);
                                         Director of
                                         Jeffrey Co. (1992
                                         to present);
                                         Director of QMED
                                         (1999 to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
J. Angus Ivory     Trustee    Since 1999 Retired; Director   12          None
(aged 70)                                of Brown Brothers
Greenway Farm,                           Harriman Ltd.
Tockenham,                               (subsidiary of
Swindon,                                 Brown Brothers
Wiltshire, SN4                           Harriman & Co.)
7PP England                              (until December
                                         2001); Director of
                                         Old Daily Equity
                                         Fund Saddlery
                                         (1992 to present);
                                         Advisor, RAF
                                         Central Fund (1992
                                         to present).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Alan G. Lowy       Trustee    Since 1993 Private Investor.   12          None
(aged 63)
4111 Clear Valley
Drive
Encino, CA 91436
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Arthur D.          Trustee    Since 1992 Retired; Executive  12          None
Miltenberger                             Vice President and
(aged 64)                                Chief Financial
Richard K. Mellon                        Officer of Richard
& Sons                                   K. Mellon and Sons
P.O. Box RKM                             (private
Ligonier, PA 15658                       foundation  until
                                         June 1998); Vice
                                         President and
                                         Treasurer of
                                         Richard King
                                         Mellon Foundation
                                         (until June 1998);
                                         Trustee, R.K.
                                         Mellon Family
                                         Trusts (since
                                         1981); General
                                         Partner, Mellon
                                         Family Investment
                                         Company IV, V and
                                         VI; Director of
                                         Aerostructures
                                         Corporation
                                         (aircraft
                                         manufacturer)
                                         (since 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Timothy J.         President  Since 2002 President of BBH    N/A         N/A
Connelly (aged                           Common Settlement
43)                                      Fund, Inc., BBH
59 Wall Street                           Common Settlement
New York, NY 10005                       Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Partner
                                         (since January
                                         2001) and Managing
                                         Director (since
                                         October 1996) of
                                         Brown Brothers
                                         Harriman & Co.
                                         ("BBH & Co.")
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Michael D.         Vice       Since 2002 Vice President,     N/A         N/A
Martins (aged 36)  President,            Treasurer,
59 Wall Street     Treasurer,            Principal
New York, NY 10005 Principal             Accounting
                   Accounting            Officer, Principal
                   Officer               Financial Officer
                   and                   and Principal
                   Principal             Financial Officer
                   Financial             of BBH Common
                   Officer               Settlement Fund,
                                         Inc., BBH Common
                                         Settlement Fund
                                         II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Vice
                                         President (since
                                         April 2002) and
                                         Assistant Vice
                                         President (since
                                         December 1996) of
                                         BBH & Co.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gail C. Jones      Secretary  Since 2002 Secretary of BBH    N/A         N/A
(aged 49)                                Common Settlement
1001 Liberty                             Fund, Inc., BBH
Avenue,                                  Common Settlement
Pittsburgh, PA                           Fund II, Inc., BBH
15222-3779                               Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Counsel,
                                         ReedSmith, LLP
                                         (since October
                                         2002); Corporate
                                         Counsel January
                                         1997 to September
                                         2002 and Vice
                                         President January
                                         1999 to September
                                         2002 of Federated
                                         Services Company.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Peter J. Germain   Vice       Since 2002 Vice President of   N/A         N/A
(aged 43)          President             BBH Common
1001 Liberty                             Settlement Fund,
Avenue,                                  Inc., BBH Common
Pittsburgh, PA                           Settlement Fund
15222-3779                               II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Senior Vice
                                         President,
                                         Federated Services
                                         Company (since
                                         November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Judith J. Mackin   Vice       Since 2002 Vice President of   N/A         N/A
(aged 42)          President             BBH Common
1001 Liberty                             Settlement Fund,
Avenue,                                  Inc., BBH Common
Pittsburgh, PA                           Settlement Fund
15222-3779                               II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Vice
                                         President of
                                         Federated Services
                                         Company (since
                                         November 1997).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Victor Siclari     Assistant  Since 2002 Assistant           N/A         N/A
(aged 39)          Secretary             Secretary of BBH
1001 Liberty                             Common Settlement
Avenue,                                  Fund, Inc., BBH
Pittsburgh, PA                           Common Settlement
15222-3779                               Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Partner,
                                         ReedSmith, LLP
                                         (since October
                                         2002); Vice
                                         President (March
                                         1996 to September
                                         2002) and Senior
                                         Corporate Counsel
                                         (July 1998 to
                                         September 2002) of
                                         Federated
                                         Investors, Inc.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Nancy D. Osborn    Assistant  Since 2002 Assistant           N/A         N/A
(aged 36)          Secretary             Secretary of BBH
59 Wall Street                           Common Settlement
New York, NY 10005                       Fund, Inc., BBH
                                         Common Settlement
                                         Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Associate,
                                         BBH & Co. (since
                                         April 1996).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
John C. Smith      Assistant  Since 2002 Assistant           N/A         N/A
(age 37)           Treasurer             Treasurer of BBH
59 Wall Street                           Common Settlement
New York, NY 10005                       Fund, Inc., BBH
                                         Common Settlement
                                         Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Assistant
                                         Vice President
                                         (since September
                                         2001), Associate
                                         (September
                                         2000-August 2001)
                                         and Senior Analyst
                                         (June 1999 -
                                         August 2000) of
                                         BBH & Co.;
                                         Manager, Fund
                                         Administration,
                                         State Street Bank
                                         and Trust Company
                                         (June 1997 - May
                                         1999).
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Gregory Lomakin    Assistant  Since 2002 Assistant           N/A         N/A
(aged 37)          Treasurer             Treasurer of BBH
59 Wall Street                           Common Settlement
New York, NY 10005                       Fund, Inc., BBH
                                         Common Settlement
                                         Fund II, Inc., BBH
                                         Fund, Inc. and the
                                         BBH Portfolios
                                         (since August
                                         2002); Assistant
                                         Vice President
                                         (since September
                                         2001), and
                                         Associate (May
                                         1992-April 1998).
------------------------------------------------------------------------------------------


# Each Trustee holds office until he or she attains the age of 70 (72, in the case of Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Trust's Declaration of Trust. All Officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).

^ The Fund Complex consists of the Trust, BBH Fund, Inc., BBH Common Settlement Fund, Inc., BBH Common Settlement Fund II, Inc., BBH U.S. Money Market Portfolio, BBH U.S. Equity Portfolio, BBH International Equity Portfolio, BBH European Equity Portfolio, BBH Pacific Basin Equity Portfolio, BBH High Yield Fixed Income Portfolio, BBH Broad Market Fixed Income Portfolio and BBH Global Equity Portfolio. The BBH Fund, Inc., which has eight series, and BBH Trust, which has four series, are each counted as one "fund" for purposes of this table.

* Mr. Shields is an "interested person" of the Trust because of his affiliation with a registered broker-dealer.

** As defined under "Board of Trustees" below.

BOARD OF TRUSTEES

      The Board of Trustees, in addition to supervising the actions of the Trust's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the member of the Board of Trustees who are not "interested persons" thereof (as defined in the 1940 Act) (the "Independent Trustees") review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Independent Trustees are assisted in this process by independent legal counsel.

      The Independent Trustees serve on an Audit Committee that selects the independent public accounts for the Funds and review accounting policies and controls. The Audit Committee held four meetings during the last fiscal year.

      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Funds which meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available. The Valuation Committee held five meetings during the last fiscal year.

                   Trustee Equity Ownership As Of 12/31/01

---------------------------------------------------------------------------
Name of Trustee           Dollar Range of Equity   Aggregate Dollar Range
                          Securities in Fund       of Equity Securities
                                                   in All Registered
                                                   Investment Companies
                                                   Overseen by Director
                                                   in Family of
                                                   Investment Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Joseph V. Shields Jr.     None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P. Beard           None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P. Feldman          None                     $10,001-$50,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy              None                     None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D. Miltenberger    None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L. Carpenter      None                     Over $100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Clifford A. Clark         None                     $50,001-$100,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus Ivory            None                     None
---------------------------------------------------------------------------

      As of September 30, 2002, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust, and to the knowledge of the Trust, no person owned beneficially more than 5% of the outstanding shares of any Fund except as set forth below:

     As of  September  30,  2002,  the  Trust's  Trustees  and  officers  as a group
owned  less than 1% of the  Fund's  outstanding  shares of the  Trust.  At the close
of  business  on  that  date  no  person,  to  the  knowledge  of  management, owned
beneficially  more than 5% of the outstanding  shares of the Fund except James
N.
Alvez owned 24,115,759 (5.50%) shares, c/o Brown Brothers Harriman, 59 Wall Street, New York, NY 10005. As of that date, the Partners of Brown Brothers Harriman and their immediate families owned 15,596,640 (3.54%) shares of the Fund. Brown Brothers Harriman and its affiliates separately have investment discretion over an additional 286,135,857 (64.91%) shares of the Fund, as to which shares Brown Brothers Harriman disclaims beneficial ownership.


COMPENSATION

      Each member of the Board of Trustees receives a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) and such base annual fee is allocated among all series of the Corporation and BBH Trust, respectively, and each active BBH HubSM Portfolio (in each case, based upon their respective net assets). Members of the Valuation Committee (Mssrs. Feldman, Carpenter and Shields) receive an additional $2,000 per year. In addition, each series of the Corporation and BBH Trust, and each such Portfolio that has commenced operations, pays an annual fee to each Director of $1,000.

      Trustee Compensation For Fiscal Year Ended 10/31/02

---------------------------------------------------------------------------
Name of         Aggregate      Pension or     Estimated      Total
Person,         Compensation   Retirement     Annual         Compensation
Position        from Fund      Benefits       Benefits upon  from Fund
                               Accrued as     Retirement     Complex^
                               Part of Fund                  paid to
                               Expenses                      Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Joseph V.       $1,712         None           None           $41,500
Shields, Jr.,
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Eugene P.       $1,507         None           None           $35,500
Beard, Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Richard L.      $1,543         None           None           $36,500
Carpenter,
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Clifford A.     $1,507         None           None           $35,500
Clark, Director
---------------------------------------------------------------------------
---------------------------------------------------------------------------
David P.        $1,543         None           None           $36,500
Feldman,
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
J. Angus        $1,543         None           None           $35,500
Ivory, Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Alan G. Lowy,   $1,507         None           None           $35,500
Trustee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Arthur D.       $1,543         None           None           $36,500
Miltenberger,
Trustee
---------------------------------------------------------------------------

^  See corresponding note to "Trustees" table, above.

      Because of the services rendered to the Trust by the Investment Adviser and the Administrator, the Trust requires no employees other than its officers, and the officers receive no compensation from the Trust or the Fund.


INVESTMENT ADVISER

     Under its  Investment  Advisory  Agreement  with the Trust,  subject to the
general  supervision of the Trust's  Trustees and in conformance with the stated
policies of the Fund, Brown Brothers  Harriman  provides  investment  advice
and
portfolio   management  services  to  the  Fund.  In  this  regard,  it  is the
responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund and to manage, generally, the Fund's investments.

     The Investment Advisory Agreement between Brown Brothers Harriman and the
Trust is dated February 12, 1991, as amended and restated November 1, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the
1940 Act) or by the Trust's Trustees, and (ii) by a vote of a majority of the
Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Trust ("Independent
Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the
Independent Trustees on November 9, 2000. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by
Brown Brothers Harriman on 90 days' written notice to the Trust (see
"Additional
Information").

     The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended June 30, 2002, 2001 and 2000, the Fund incurred $503,485, $236,448 and $126,507, respectively, for advisory services.

     The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown
Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant  to a license  agreement  between  the  Trust  and Brown
Brothers
Harriman dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "BBH". The agreement may be terminated by Brown
Brothers Harriman at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "BBH".


ADMINISTRATOR

     Brown Brothers Harriman Trust Company, LLC acts as Administrator of the
Trust. Brown Brothers Harriman Trust Company, LLC is a wholly-owned subsidiary of Brown Brothers Harriman.

     In its capacity as  Administrator,  Brown Brothers  Harriman Trust
Company,
LLC  administers  all  aspects  of  the  Trust's  operations,   subject  to
the
supervision of the Trust's Trustees.  Except as otherwise noted,  Brown
Brothers
Harriman  Trust  Company,  LLC,  at its  own  expense,  is  responsible  for
(i)
providing  the Trust with the  services  of persons  competent  to perform such
supervisory,  administrative and clerical functions as are necessary in order to
provide  effective  administration of the Trust; (ii) overseeing the performance
of administrative  and professional  services to the Trust by others, including
the Fund's Custodian,  Transfer and Dividend  Disbursing Agent;  (iii)
providing
the Trust with adequate office space and  communications  and other facilities;
and (iv) preparing and/or arranging for the preparation, but not paying for, the
periodic  updating  of  the  Trust's  registration   statement  and  the
Fund's
prospectus, the printing of such documents for the purpose of filings with the
SEC and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the SEC.

     The Administration  Agreement between the Trust and Brown Brothers
Harriman
Trust  Company,  LLC will  remain  in effect  for two  years  from such date
and
thereafter, but only so long as such agreement is specifically approved at least
annually  in  the  same  manner  as  the  Investment  Advisory  Agreement.
The
Independent   Trustees  of  the  Trust  most   recently   approved  the
Trust's
Administration Agreement on November 9, 2001. The agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust (see "Additional Information") on 60 days' written notice to Brown Brothers Harriman Trust Company, LLC, and by Brown
Brothers Harriman Trust Company, LLC on 90 days' written notice to the Trust.

     The administrative fee paid to Brown Brothers Harriman Trust Company, LLC is calculated daily and payable monthly at an annual rate equal to 0.10% of the
Fund's average daily net assets. For the fiscal years ended June 30, 2002, 2001 and 2000, the Fund incurred $335,656, $157,632 and $84,338 for administrative services.

     Pursuant  to  separate  Sub-administrative  Services  Agreements  between
Brown Brothers Harriman Trust Company, LLC and each of Federated Services Company ("Federated") and Brown Brothers Harriman & Co. (each, a "Sub-administrator"), the Sub-administrators perform such sub-administrative duties for the Fund as are from time to time agreed upon by Brown Brothers Harriman Trust Company, LLC and each Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices of Brown Brothers Harriman & Co. are located at 59 Wall Street, New York, New York 10005. The Sub-administrators' sub-administrative duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Fund, participating in the preparation of documents required for compliance by the Fund with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees and shareholders of the Fund, and other functions that would otherwise be performed by Brown Brothers Harriman Trust Company, LLC as set forth above. For performing such sub-administrative services, each sub-administrator receives such compensation from Brown Brothers Harriman Trust Company, LLC as is from time to time agreed to between Brown Brothers Harriman Trust Company, LLC and each Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman Trust Company, LLC by the Fund.


DISTRIBUTOR

     Effective September 16, 2002, Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Fund's shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of September 16, 2002 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on August 6, 2002. The agreement terminates automatically in the event of its assignment, and may be terminated (i) with respect to the Fund, at any time, without penalty, by the Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Fund on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Trust.


SHAREHOLDER SERVICING AGENT

     The Trust has entered into a shareholder servicing agreement with Brown
Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the
Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the
Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.


FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial
Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial
Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund;
provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund.
For these services, the Financial Intermediary receives such fees from the
Shareholder Servicing Agent as may be agreed upon from time to time between the
Shareholder Servicing Agent and such Financial Intermediary.


ELIGIBLE INSTITUTIONS

     The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things:
provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust;
assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     Brown Brothers Harriman, 40 Water Street, Boston, Massachusetts 02109, is the Fund's Custodian. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable.

     Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and
Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts are the independent auditors for the Fund.

CODE OF ETHICS

     The Trust, the Portfolio, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Portfolio, the Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).


NET ASSET VALUE


     The NAV of each of the Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. (As of the date of this Statement of Additional Information, such Exchange and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas.) This determination of NAV of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the NAV of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust and the Portfolio employ specific investment policies and procedures to accomplish this result.


     The Fund's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the Fund's portfolio securities fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold.

     Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of its shareholders. The use of amortized cost valuations for the Fund is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Fund's shareholders, the Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share; (ii) the procedures include periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the NAV per share using amortized cost and the NAV per share based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees will take such steps as they consider appropriate, such as changing the dividend policy, shortening the average portfolio maturity, realizing gains or losses, establishing a NAV per share by using available market quotations, or reducing the value of the Fund's outstanding shares, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

     Such conditions  also generally  require that: (i) investments for the
Fund
be limited to instruments  which the Trustees  determine  present minimal credit
risks and which are of high quality as determined by any  nationally recognized
statistical  rating  organization that is not an affiliated person of the issuer
of, or any issuer,  guarantor or provider of credit support for, the instrument,
or, in the case of any instrument that is not so rated, is of comparable quality
as determined by the  Investment  Adviser under the general  supervision  of the
Trustees;  (ii) a dollar-weighted average portfolio maturity of not more than
90
days be maintained appropriate to the Fund's objective of maintaining a stable
NAV of $1.00 per share and no instrument is purchased with a remaining maturity of more than 13 months; (iii) the Fund's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities).

     It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

COMPUTATION OF PERFORMANCE

     The current and effective  yields of the Fund may be used from time to time
in shareholder  reports or other  communications  to shareholders or prospective
investors.  Seven-day  current  yield is computed by dividing  the net change in
account value  (exclusive  of capital  changes) of a  hypothetical pre-existing
account  having a balance of one share at the beginning of a seven-day calendar
period  by the  value of that  account  at the  beginning  of that  period,
and
multiplying the return over the seven-day  period by 365/7.  For purposes of the
calculation, net change in account value reflects the value of additional shares
purchased with dividends from the original share and dividends  declared on both
the original share and any such additional shares, but does not reflect realized
gains or losses or unrealized  appreciation or depreciation.  The Fund's current
yield for the  seven-day  calendar  period  ended June 30,  2002 was  0.02%.
In
addition, the Trust may use an effective annualized yield quotation for the
Fund
computed on a compounded basis by adding 1 to the base period return
(calculated
as described above),  raising the sum to a power equal to 365/7, and subtracting
1 from  the  result.  Based  upon  this  latter  method,  the  Fund's effective
annualized  yield for the  seven-day  calendar  period  ended June 30,  2002 was
1.03%.

     The yield should not be considered a representation of the yield of the
Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held for the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives.
However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     The Fund's "yield",  "effective  yield" and "tax  equivalent  yield" may be
used  from  time to time in  shareholder  reports  or  other  communications to
shareholders  or  prospective  investors.   Such  yield  figures  are  based
on
historical earnings and are not intended to indicate future performance.
Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the
1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below.

     The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the
"yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is the yield a fully taxable investment would have to return to an investor subject to the highest marginal federal tax rate to provide a comparable return.


PURCHASES AND REDEMPTIONS

     A  confirmation  of  each  purchase  redemption   transaction  is  issued
on
execution of that transaction.

     A shareholder's right to any redemption may be suspendedfor more than seven days: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     Redemptions    from   the   Fund   are   processed   once   a   completed
account
application with a certified taxpayer identification number has been received.

     The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

FEDERAL TAXES

     Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under
Subchapter M of the  Internal  Revenue  Code of 1986,  as amended (the
"Code").
Under Subchapter M of the Code, the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the
Fund for each calendar year are not met. The Trust intends to meet such requirements.


     To maintain a constant $1.00 per share NAV, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

     Return of Capital. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Other Taxes. In accordance with the investment objective of the Fund, it is expected that the Fund's net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as
"exempt interest dividends" under Section 852(b)(5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income.
Although it is not intended, it is possible that the Fund may realize short-term capital gains or losses from securities transactions as well as taxable interest income depending on market conditions.

     In accordance with Section 852(b)(5) of the Code, in order for the Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

     The non-exempt portion of dividends is taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders.

     The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Fund.

     The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority.
Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions.
Shareholders are advised to consult with their own tax advisors about the status of distributions from the Fund in their own states and localities.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each
Eligible  Institution are required to withhold and remit to the U.S.
Treasury a
portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number
(Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax  discussion is based on the tax laws and  regulations in effect on
the date of this  Prospectus,  however such laws and  regulations are subject to
change.  Shareholders  and prospective  investors are urged to consult their tax
advisors   regarding   specific   questions   relevant   to   their
particular
circumstances.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized on June
7,
1983, as an unincorporated business trust under the laws of the Commonwealth of
Massachusetts. Its offices are located at 40 Water Street, Boston,
Massachusetts
02109; its telephone number is (800) 625-5759. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders.
Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the
Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.
The Trust reserves the right to create and issue additional series of shares.
The Trust currently consists of four series.

     Each share of the Fund represents an equal proportional interest in the
Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders  are  entitled  to one vote for each  share held on matters on
which  they  are  entitled  to  vote.  Shareholders  in the  Trust  do not have
cumulative  voting  rights,  and  shareholders  owning  more  than  50%  of the
outstanding  shares of the Trust may elect all of the  Trustees  of the Trust if
they choose to do so and in such event the other shareholders in the Trust would
not be able to elect any  Trustee.  The Trust is not required and has no current
intention  to hold  meetings of  shareholders  annually  but the Trust will hold
special meetings of shareholders when in the judgment of the Trust's Trustees it
is necessary or desirable to submit matters for a shareholder vote.
Shareholders
have under certain  circumstances  (e.g.,  upon  application  and  submission of
certain   specified   documents  to  the  Trustees  by  a  specified  number
of
shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of
Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the
Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.

      Stock certificates are not issued by the Trust.

     The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution of the Financial Intermediary may vote any shares as to which that Eligible Institution of the Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution of the Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution of the Financial
Intermediary are deemed represented at the meeting for purposes of quorum requirements.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees have been elected by the shareholders.

     The  Trust is an  entity  of the type  commonly  known as a
"Massachusetts
business trust". Under Massachusetts law,  shareholders of such a business trust
may, under certain circumstances,  be held personally liable as partners for its
obligations  and  liabilities.  However,  the  Declaration  of Trust contains an
express disclaimer of shareholder liability for acts or obligations of the
Trust
and  provides for  indemnification  and  reimbursement  of expenses out of
Trust
property for any shareholder  held personally  liable for the obligations of the
Trust.  The  Declaration  of Trust also provides  that the Trust shall maintain
appropriate  insurance (for example,  fidelity  bonding and errors and omissions
insurance)  for  the  protection  of  the  Trust,  its  shareholders,
Trustees,
officers,  employees and agents  covering  possible tort and other liabilities.
Thus,  the  risk  of  a  shareholder's   incurring  financial  loss  because
of
shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the
Trust and that the Trustees are not liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the
Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

     It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

     However, subject to applicable statutory and regulatory requirements, the
Trust would not request a vote of the Fund's  shareholders  with  respect to
(a)
any proposal relating to the investment company in which the Fund's assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

     Brown Brothers Harriman, as Investment Adviser, places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.
On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     On those occasions when Brown Brothers  Harriman deems the purchase or sale
of a  security  to be in the  best  interests  of the  Fund  as  well  as other
customers,  Brown Brothers Harriman,  to the extent permitted by applicable laws
and  regulations,  may, but is not obligated to,  aggregate the securities to be
sold or  purchased  for the Fund with  those to be sold or  purchased  for other
customers  in  order  to  obtain  best  execution,   including  lower
brokerage
commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund.
In some instances, this procedure might adversely affect the Fund.


ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the
1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or
(ii)
more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing
unaudited
financial statements and annual reports containing financial statements audited by the independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information  included  in  the  Registration  Statement  filed  with  the  SEC
under   the   Securities   Act   of   1933.   Pursuant   to  the   rules   and
regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be
examined  at  the  office  of  the  SEC  in  Washington,   DC  or  by  calling
1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and the
Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration
Statement. Each such statement is qualified in all respects by such reference.

     A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts.

FINANCIAL STATEMENTS

     The Annual Report of the Fund for the fiscal year ended June 30, 2002 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.